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                                                                    EXHIBIT 10.3

                              TRADEMARK AGREEMENT

     THIS TRADEMARK AGREEMENT (this "Agreement") is made this 14th day of May, 1998 by and between Sony Corporation, a Japanese corporation ("Sony"), and LTM Holdings, Inc., a Delaware corporation ("LTM").

     WHEREAS, Sony is the owner of the trademark "SONY" and all goodwill associated therewith (the "Trademark");

     WHEREAS, LTM desires to have its direct or indirect wholly-owned subsidiaries (the "Subsidiaries") use the Trademark in connection with all such services pertaining to the ownership, leasing or operation of theaters for the exhibition, display, marketing, promotion and advertisement of motion pictures as are currently conducted by the Subsidiaries (the "Movie Theater Services") at the Theaters (as hereinafter defined); and

     WHEREAS, Sony desires the Subsidiaries to have the right to use the Trademark in connection with the Movie Theater Services at the Theaters.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein the parties hereto agree as follows:

     Section 1.  Use and License of Trademark.
                 ----------------------------

     (a) LTM shall cause the Subsidiaries, and Sony grants the Subsidiaries the right at no cost, to use the Trademark in connection with providing all the Movie Theater Services (i) at the facility currently known as "Sony Lincoln Square Theaters" ("Lincoln Square") for a period of five (5) years commencing on the date hereof, and (ii) at the Yerba Buena entertainment and retail facility under development at San Francisco, California ("Yerba Buena"), for a term of five (5) years from the date hereof or the date when operation of a movie theater first starts at Yerba Buena, whichever is later (Lincoln Square and Yerba Buena are collectively referred to herein as the "New Theaters," and together with the Existing Theaters (as hereinafter defined), the "Theaters") in the manner currently used for Lincoln Square and otherwise as provided in this Agreement, including without limitation, using the Trademark in the name of the New Theaters for all purposes; and

     (b) Sony hereby grants to LTM a royalty-free non-transferable, non-exclusive license solely for the purpose of sublicensing to the Subsidiaries the right to use the Trademark in connection with the Movie Theater Services at the facilities listed on Schedule A to this Agreement (the "Existing Theaters") for a term of six (6) months from the date hereof.
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     Section 2.  Covenants of LTM.
                 ----------------

     (a) LTM shall cause the Subsidiaries not to use the Trademark in any way which impairs or dilutes the Trademark or Sony's reputation. Without limiting the generality of the foregoing, LTM shall cause the Subsidiaries to use the Trademark only in accordance with the standards, specifications and qualities consistent with (i) current practices established by or on behalf of Sony at Lincoln Square for the New Theaters and (ii) current practices established by or on behalf of Sony at the Existing Theaters for the Existing Theaters.

     (b) Except with the prior written consent of Sony, during the term of this Agreement, LTM shall cause the Subsidiaries to use the Trademark only in connection with providing the Movie Theater Services at the Theaters. With respect to each of the Theaters, LTM agrees to cause each of the Subsidiaries to provide the Movie Theater Services consistent with current practices and at the quality and levels with which the Movie Theater Services are currently provided
(i) at Lincoln Square for the New Theaters and (ii) for the Existing Theaters at each such Theater, so long as the Trademark is used at each such Theater.

     (c) Notwithstanding the provisions of this Section 2, LTM may not permit the Subsidiaries to use the Trademark in any new manner with respect to the Existing Theaters, without prior written consent by Sony.

     (d) LTM shall permit, and LTM shall cause the Subsidiaries to permit, duly authorized representatives of Sony to inspect, upon reasonable notice and intervals and at Sony's sole expense, the use or intended use of the Trademark by the Subsidiaries in connection with the Movie Theater Services at the Theaters.

     Section 3.  Prosecution Rights.  Sony shall have the sole right to commence
                 ------------------
and conduct all proceedings relating to the Trademark, and without restricting the generality of the foregoing, Sony shall at its own expense and its own sole discretion, prosecute, defend or settle all suits or proceedings arising out of any claim of unfair competition, passing-off or infringement of the copyright or trademark rights in the Trademark or any other claims made by any third parties in connection with the Trademark; provided, however, that Sony shall prosecute any such claim or proceeding which involves infringement of the Trademark by a third party where such infringement consists of unauthorized use of the Trademark in connection with a movie theater or theaters, unless Sony in its reasonable judgment determines not to do so, and that LTM shall give Sony prompt written notice of suits or threats of suits concerning these matters against LTM, the Subsidiaries or Sony. LTM agrees to cooperate, and LTM agrees to have the Subsidiaries cooperate, at Sony's cost, in any reasonable manner deemed necessary by Sony, in the prosecution, defense or settlement of any suits or proceedings as referred to herein. Nothing contained herein shall be construed as obligating Sony to bring or defend any proceedings in respect of the Trademark.

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     Section 4.  Non-attack.  LTM shall not, and LTM shall cause the
                 ----------
Subsidiaries not to, seek to challenge, in any manner whatsoever either directly or indirectly, in any court, tribunal or other forum, the validity of the Trademark and/or trademark registrations thereof, and Sony's ownership thereof.

     Section 5.  Disclaimer and Infringement.  Sony shall have no liability
                 ---------------------------
whatsoever to LTM or any of the Subsidiaries for any claim or proceedings of any kind by a third party against LTM or any of the Subsidiaries for its use of the Trademark at the Existing Theaters due to alleged infringement of rights of other parties or for any other reason. Without restricting the generality of the foregoing, Sony shall not be responsible for legal fees or costs incurred by LTM or any of the Subsidiaries or for any award of damages made against LTM or any of the Subsidiaries with respect to use of the Trademark at the Existing Theaters. Sony shall, however, subject to the provisions of Section 3, indemnify LTM and the Subsidiaries and hold them harmless from and in respect of any loss, liability, damage, cost or expense, including reasonable attorney's fees, arising out of any claims or suits which may be brought or made against LTM and/or the Subsidiaries by a third party to the extent that the use by the Subsidiaries of the Trademark at the New Theaters in accordance with the provisions of this Agreement infringes any trademark of such third party.

     Section 6.  Indemnification.  LTM hereby indemnifies and agrees to hold
                 ---------------
Sony and its subsidiaries harmless from and in respect of any loss, liability, damage, cost or expense including reasonable attorney's fees arising out of any claims or suits which may be brought or made against Sony or its subsidiaries by reason (i) any breach of the Trademark License Agreement or (ii) LTM's unauthorized use of the Trademark.

     Section 7.  Assignment.  The rights granted to or obligations assumed by
                 ----------
LTM in this Agreement shall not be transferable or assignable to any entity without the prior written consent of Sony. Further, LTM shall cause the Subsidiaries not to transfer or assign to any entity the rights granted to or obligations assumed by the Subsidiaries pursuant to Section 1.

     Section 8.  Term/Termination.
                 ----------------

     (a) This Agreement shall become effective as of the date first above written and shall terminate on the six-month anniversary date thereof as to Existing Theaters and on the fifth (5th) anniversary date thereof as to the New Theaters, except that Sony may terminate at any time the obligations for LTM to use the Trademark as described in Section 1(a) by giving LTM at least ninety
(90) days prior written notice.

     (b) Notwithstanding the foregoing provision, Sony shall have the right to terminate this Agreement upon giving at least thirty (30) days prior written notice, in the event that LTM breaches any of the terms and conditions herein set forth; provided, however, that if LTM has cured such breach giving rise to LTM's right to terminate this Agreement prior to the end of such thirty (30) day period, this Agreement shall continue in full force and effect as if such breach had not occurred.

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     (c) All costs and expenses to be incurred by LTM or the Subsidiaries in connection with the cessation of the use of the Trademark, including but not limited to, the removal of the Trademark shall be borne by LTM or the Subsidiaries; provided, however, that to the extent the use of the Trademark as described in Section 1 (a) is terminated by Sony pursuant to Sony's notice under
Section 8 (a), all costs and expenses to be incurred by LTM or the Subsidiaries in connection with the cessation of such use of the Trademark shall be borne by Sony.

     Section 9.  Notice.  All notices required to be given hereunder shall be
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sent to the other in writing and shall be valid and sufficient only if sent by facsimile and confirmed by registered or certified mail, postage prepaid, addressed as follows:


     Sony                               LTM
     ----                               ---
     Sony Corporation                   LTM Holdings Inc.
     6-7-35 Kitashinagawa               711 Fifth Avenue
     Shinagawa-ku, Tokyo 141            New York, New York 10022
     Japan                              U.S.A.
     Attention: General Manager,        Attention: President and General Counsel
     Trademark & Licensing Department   Facsimile:  (212) 833-6222
     Facsimile: 81-3-5448-5707

     Section 10.  Automatic Termination.  Sony or LTM have each the option to
                  ---------------------
terminate this Agreement if the other party hereto becomes insolvent or declares bankruptcy.

     Section 11.  Ownership.  LTM acknowledges that Sony is the exclusive owner
                  ---------
of the Trademark and agrees to that any goodwill generated from LTM's use of the Trademark shall belong to Sony. LTM acknowledges that all use of the Trademark by it or any of the Subsidiaries, and all goodwill associated therewith, inure to the benefit of Sony. LTM agrees to take whatever steps and execute whatever documents are necessary in order to convey to Sony any and all rights that it may have acquired in the Trademark. Sony agrees that it will use reasonable commercial efforts to protect and maintain the validity of, and Sony's rights in, the Trademark and any registrations therefor.

     Section 12.  Governing Law.  All matters relating to the validity,
                  -------------
performance, construction or breach of this Agreement shall be governed by laws of the State of New York, except that any matters relating to trademark rights shall be governed by laws of the United States of America.

     Section 13.  Miscellaneous.  This Agreement constitutes the entire
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agreement between the parties concerning its subject matter and supersedes all prior negotiations, understandings, representations and agreements, oral or written. There are no other contemporaneous agreements between the parties relating to the subject matter hereof. If any provision of this Agreement shall be invalid, such invalidity shall not affect any of other provisions. A waiver by either party of any term or condition in this Agreement in

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one instance shall not be deemed or construed to be a waiver of such term or condition in the future, or of any subsequent breach hereof, whether of the same or of a different nature. Any rights and obligations created by this Agreement and that by necessary implication continue after its expiration or termination shall survive such expiration or termination. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     Section 14.  Equitable Relief.  LTM acknowledges that irreparable harm
                  ----------------
might result from, monetary damages might not be an adequate remedy for, any breach or threatened breach by LTM of its agreements contained in Section 2 and that Sony, notwithstanding any cure period provided under Section 8(b), shall be entitled to equitable relief, including a temporary restraining order, a preliminary or permanent injunction or specific performance, as a remedy for any such breach or threatened breach. LTM agrees that in the event such equitable relief is sought it will consent to the entry of an order granting the requested relief without the necessity of Sony posting a bond in connection therewith.
The parties further agree that the remedies of temporary restraining order, preliminary or permanent injunction or specific performance shall not be deemed to be the exclusive remedies for a breach of Section 2 but shall be in addition to all other remedies available to Sony at law or equity.

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

     IN WITNESS WHEREOF, the parties have caused this Trademark License Agreement to be executed by their duly authorized officers or representatives as of the date set forth above.

                                    SONY CORPORATION

                                    By  /s/ Tamotsu Iba
                                       -----------------------------------
                                    Name:  Tamotsu Iba
                                    Title: Executive Deputy President

                                    LTM HOLDINGS, INC.

                                    By  /s/ John C. McBride, Jr.
                                       -----------------------------------
                                    Name:  John C. McBride, Jr.
                                    Title: Senior Vice President,
                                            General Counsel and
                                            Assistant Secretary

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

                                LETTER AGREEMENT
                                ----------------

          Reference is made to the Amended and Restated Master Agreement among Sony Pictures Entertainment Inc., LTM Holdings, Inc. and Cineplex Odeon Corporation, dated as of September 30, 1997 (the "Master Agreement") and the Trademark Agreement by and between Sony Corporation and LTM Holdings, Inc. contemplated by Section 6.22 of the Master Agreement.

          The parties hereto acknowledge and agree that, notwithstanding anything to the contrary required by the Master Agreement, Exhibit A to the above-referenced Trademark Agreement is dated as of April 6, 1998.


                                       SONY PICTURES
                                       ENTERTAINMENT INC.

                                       By: /s/ Ronald N. Jacobi
                                           ----------------------------------
                                       Name:  Ronald N. Jacobi
                                       Title: Executive Vice President and
                                               General Counsel


                                       LTM HOLDINGS, INC.

                                       By: /s/ John C. McBride, Jr.
                                           ----------------------------------
                                       Name:  John C. McBride, Jr.
                                       Title: Senior Vice President,
                                               General Counsel and
                                               Assistant Secretary


                                       CINEPLEX ODEON CORPORATION

                                       By: /s/ Michael Herman
                                           ----------------------------------
                                       Name:  Michael Herman
                                       Title: Executive Vice President,
                                               Corporate Affairs and
                                               Secretary

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